UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

HWH International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 12, 2024, HWH International Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of October 15, 2024, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 22,257,838 shares of Company common stock, par value $0.0001, issued and outstanding and entitled to vote at the Annual Meeting. A total of 20,836,779 shares of common stock, constituting a quorum, were represented virtually or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1. At the Annual Meeting, the terms of four (4) members of the Board expired. All of the four (4) nominees for director were elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until such director’s prior death, resignation, retirement, disqualification or removal. The result of the votes to elect the four (4) directors was as follows:

Directors	For	Withheld
Chan Heng Fai	19,731,664	5,709
Wong Tat Keung	19,722,056	15,317
William Wu	19,722,096	15,277
Wong Shui Yeung	19,716,764	20,609

Proposal 2. At the Annual Meeting, the stockholders ratified the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The result of the votes to ratify the appointment of Grassi & Co., CPAs, P.C. was as follows:

For	Against	Abstain
20,836,050	579	150

Proposal 3. At the Annual Meeting, the stockholders approved an amendment of the Company’s Amended and Restated Certificate of Incorporation in order to permit the shareholders of the Company to take action by majority written consent (the “Written Consent Proposal”). The result of the votes to ratify the Written Consent Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
19,682,462	54,471	440	1,099,406

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2024	HWH INTERNATIONAL INC.

	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer